[LOGO OF AIG VALIC]
                                                                    EXHIBIT 5(f)

                                                           Portfolio Director(R)
                                                        Group Master Application

The Variable Annuity Life Insurance Company (Valic)

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Please print clearly, do not highlight or write in margins.
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 1. APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

 [_] Employer OR [_] Other: ________________________________________________

 Name: _____________________________________________________________________    Tax ID: ___________________________________________

 Address: ______________________________________________________ City: _______________________ State: ________ ZIP: _______________

 Plan Administrator Address (if different from above): ____________________________________________________________________________

 City: ___________________________________________ State: ________ ZIP: ______________ Telephone #: (_______) _____________________

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 2. OWNERSHIP/CONTROL
------------------------------------------------------------------------------------------------------------------------------------

For Deferred Compensation: ____________________________________
For other Lines of Business (choose one):  [_] Employer   [_] Trustee   [_] Other: ________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
 3. TYPE OF PLAN (Choose one)
------------------------------------------------------------------------------------------------------------------------------------

 [_] 403(b) Voluntary Deferred Annuity  [_] 401(a) or 403(a) Employer Retirement Plan  [_] Deferred Compensation Plan (choose one):
 [_] 403(b) State Optional Retirement   [_] 401(a) or 403(a) Self-Employed Retirement      [_] 457(b) Public Employer
      Plan                                   Plan
 [_] 403(b) Employer Retirement Plan    [_] 401(k) Cash or Deferred Arrangement            [_] 457(b) Private Non-Profit

     If selecting a 403(b) or 401(k) plan, choose Employee Contribution sources:       [_] Other Deferred Compensation Plan: _______
     [_] Pre-Tax [_] ROTH After-Tax [_] Both

 [_] Other Plan Type: ___________________________________________ Name of Plan: ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
 4. TYPE OF ORGANIZATION (Choose one)
------------------------------------------------------------------------------------------------------------------------------------

 [_] PS    - Public Educational Institution     [_] NP   - Non-Profit Organization (choose one, required):
 [_] PFP   - Private For-Profit Organization               [_] 501(c)(3) - Attach IRS determination letter       [_] Other
 [_] SLGOV - State or Local Government          [_] SELF - Self-Employed Individual
 Nature of Business:__________________________________________
------------------------------------------------------------------------------------------------------------------------------------
 5. INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

 Fixed Account Plus and Short-Term Fixed Account are automatically included; all of the other investment options may be selected by the group contract owner and must include a Money Market Fund.

 Investment options are listed on the Information pages and are available for any specific plan type as noted below.

 . 401(a), 403(a), 401(k), 403(b) annuities and 457(b) eligible deferred compensation plans.
 . NQDAs (non-qualified deferred annuities) under IRC Section 72, ineligible deferred compensation 457(f) plans and for-profit top-hat plans.

------------------------------------------------------------------------------------------------------------------------------------
 6. STATEMENTS AND AGREEMENTS
------------------------------------------------------------------------------------------------------------------------------------

 A current prospectus for the Company's Separate Account with Privacy Notice for the contract was provided with this application. The prospectus for the Separate Account provides sales expenses and other data. It is understood that annuity payments (and termination values, if any) provided by the contract applied for are variable and not guaranteed as to dollar amount when based on the investment experience of the Company's Separate Account.

 Funds allocated to any Multi-Year Enhanced Fixed Option may be subject to a market value adjustment if funds are withdrawn prior to the end of the applicable term. The adjustment may increase or decrease the account values.

 It is understood and agreed that the investment options under the contract will be limited to those options selected except as otherwise modified by agreement between the Company and the Applicant, and will be subject to any other limitations described in the contract. I hereby acknowledge that I have read and understand the Fraud Warnings on the Information pages.

------------------------------------------------------------------------------------------------------------------------------------
 7. REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------

 Is this a replacement of an existing group contract? [_] No [_] Yes If yes, complete the following:

 Contract Owner: ________________________________________________ Provider Name: __________________________________________________

 Policy Number(s): ______________________________________________

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 8. REQUIRED SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------

 _______________________________________________________ ___________________ Dated at: ____________________________________________
 Applicant Signature                                     Date                          (City, State)

 _______________________________________________________ ___________________
 Applicant Title                                         Employer Client #   Representative: I [_] do [_] do not have reason to
                                                                                             believe this is a replacement contract

 _______________________________________________________ ___________________
 Licensed Agent/Registered Representative Signature      Date

 _______________________________________________________   _________________    _________________________________  ________________
 Licensed Agent/Registered Representative (Print Name)     State License #      Principal's Signature              Date

      AIG Valic is the marketing name for the group of companies comprising
       Valic Financial Advisors, Inc.; Valic Retirement Services Company;
     and The Variable Annuity Life Insurance Company (Valic); each of which is a member company of American International Group, Inc.
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
VL 17971 VER 9/2005

Information

FRAUD WARNING

In some states we are required to advise you of the following: Any person who knowingly intends to defraud or facilitates a fraud against an insurer by submitting an application or filing a false claim, or makes an incomplete or deceptive statement of a material fact, may be guilty of insurance fraud.

[Arkansas, North Dakota, South Carolina, South Dakota, Texas and Washington Residents Only: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, commits insurance fraud, which may be a crime and may subject the person to civil and criminal penalties.

Colorado Residents Only: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

District of Columbia, Kansas, Kentucky, New Mexico, Ohio and Pennsylvania Residents Only: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Florida Residents Only: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

Louisiana and Massachusetts Residents Only: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Maine, Tennessee and Virginia Residents Only: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

New Jersey Residents Only: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Oklahoma Residents Only: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes any claims for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.]

CONTRIBUTION PROCESSING STANDARDS

In order to facilitate efficient processing of contributions, processing instructions should be provided before or concurrent with the employer contribution remittance. The instructions and remittance should be in balance. We require that contribution processing instructions be provided in one of several approved electronic formats.

RECEIPT OF CONTRIBUTIONS PRIOR TO RECEIVING A PARTICIPANT APPLICATION

We make every attempt to get complete information for all participants that direct contributions to us. If we receive contributions for a participant before we receive the participant's application or enrollment form, we will establish an account if you, as the plan sponsor, confirm that the remittance is valid and agree to provide minimum information (participant's full name, SSN, date of birth, current address, and marital status) as needed. The contributions will remain in the plan and will be invested in the Money Market fund or as directed by the employer, pending alternative directions from the participant.

VL 17971 VER 9/2005

INVESTMENT OPTIONS

*+ 01 Fixed Account Plus
*+ 02 Short-Term Fixed Account
*+ [Multi-Year Enhanced Fixed Option: A minimum of $25,000 is required for each term. All terms may not be available at all times. This option is not available in New York, Pennsylvania, or Texas. In New Jersey, this option is called Multi-Year Enhanced Option.
*+ 96 3 Year Term Multi-Year Fixed Option
*+ 97 5 Year Term Multi-Year Fixed Option
*+ 98 7 Year Term Multi-Year Fixed Option
*+ 99 10 Year Term Multi-Year Fixed Option (not available in Oregon)
*+ 48 Aggressive Growth Lifestyle Fund
 + 80 AIG SunAmerica 2010 High Watermark Fund
 + 81 AIG SunAmerica 2015 High Watermark Fund
 + 82 AIG SunAmerica 2020 High Watermark Fund
 + 83 AIG SunAmerica 2025 High Watermark Fund
 + 84 AIG SunAmerica 2030 High Watermark Fund
 + 85 AIG SunAmerica 2035 High Watermark Fund
 + XX AIG SunAmerica Long Horizon Fund
 + XX AIG SunAmerica Short Horizon Income Fund
 + 69 Ariel Appreciation Fund (not available for 457 plans)
 + 68 Ariel Fund (not available for 457 plans)
*+ XX Commodities Fund
*+ XX Global Asset Allocation Fund
*+ XX Real Estate Fund
*+ XX Total Market Index Fund
*+ 05 Asset Allocation Fund
*+ 72 Blue Chip Growth Fund (T. Rowe Price)
*+ 75 Broad Cap Value Fund (Barrow Hanley)
*+ 39 Capital Appreciation Fund (Credit Suisse)
*+ 07 Capital Conservation Fund
*+ 50 Conservative Growth Lifestyle Fund
*+ 58 Core Bond Fund
*+ 15 Core Equity Fund (Wellington/WAMU)
*+ 21 Core Value Fund (American Century)
*+ 89 Foreign Value Fund (Franklin Templeton)
*+ 87 Global Equity Fund (Putnam)
*+ 88 Global Strategy Fund (Franklin Templeton)
*+ 08 Government Securities Fund
*+ 16 Growth & Income Fund (AIG SunAmerica)
*+ 73 Health Sciences Fund (T. Rowe Price)
*+ 60 High Yield Bond Fund
*+ 77 Inflation Protected Fund
*+ 11 International Equities Fund
*+ 13 International Government Bond Fund
*+ 20 International Growth I Fund (American Century/AIM/MFS)
*+ 33 International Small Cap Equity Fund
*+ 76 Large Cap Core Fund (Evergreen)
*+ 79 Large Capital Growth Fund (AIM/AIG SunAmerica)
*+ 40 Large Cap Value Fund (State Street Global Advisors/American Century)
 + 70 Lou Holland Growth Fund
*+ 37 Mid Cap Growth Fund (AIM Capital Mgt.)
*+ 04 Mid Cap Index Fund
*+ 83 Mid Cap Strategic Growth Fund (Brazos/Morgan Stanley)
*+ 38 Mid Cap Value Fund (Wellington)
*+ 49 Moderate Growth Lifestyle Fund
*+ 06 Money Market I Fund
*+ 44 Money Market II Fund
*+ 46 Nasdaq-100(R) Index Fund
*+ 17 Science & Technology Fund (T. Rowe Price/RCM)
*+ 86 Small Cap Aggressive Growth (Credit Suisse)
*+ 18 Small Cap Fund (American Century/Franklin Portfolio/T. Rowe Price)
*+ 35 Small Cap Growth Fund (Franklin)
*+ 14 Small Cap Index Fund
*+ 84 Small Cap Special Values Fund (Evergreen/Putnam)
*+ 85 Small Cap Strategic Growth Fund (Evergreen)
*+ 36 Small Cap Value Fund (JP Morgan)
*+ 12 Social Awareness Fund
*+ 41 Socially Responsible Fund
*+ 10 Stock Index Fund
*+ 59 Strategic Bond Fund
*+ 78 Valic Ultra Fund (American Century)
*+ 74 Value Fund (Oppenheimer)
 + 54 Vanguard LifeStrategy Conservative Growth Fund
 + 52 Vanguard LifeStrategy Growth Fund
 + 53 Vanguard LifeStrategy Moderate Growth Fund
 + 22 Vanguard Long-Term Investment-Grade Fund
 + 23 Vanguard Long-Term Treasury Fund
 + 25 Vanguard Wellington Fund
 + 24 Vanguard Windsor II Fund]

-----------
+    These are the investment options available in qualified plans.
*    These are the only investment options available in non-qualified plans.

For more complete information about any of the investment options listed above, including fees, charges and expenses, visit www.aigvalic.com or call [1-800-428-2542] (press 1, then 3) to request a prospectus.

Please send completed forms to:

AIG Valic Document Control
P.O. Box 15648
Amarillo, TX 79105-5648

Call 1-800-448-2542 for assistance.

VL 17971 VER 9/2005

                                                           Portfolio Director(R)
                                                        Group Master Application

Valic-The Variable Annuity Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Please print clearly, do not highlight or write in margins.
------------------------------------------------------------------------------------------------------------------------------------
 1. APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
 [_] Employer OR [_] Other: ________________________________________________

 Name: _____________________________________________________________________    Tax ID: ___________________________________________

 Address: ______________________________________________________ City: _______________________ State: ________ ZIP: _______________

 Plan Administrator Address (if different from above): ____________________________________________________________________________

 City: ___________________________________________ State: ________ ZIP: ______________ Telephone #: (_______) _____________________

------------------------------------------------------------------------------------------------------------------------------------
 2. OWNERSHIP/CONTROL
------------------------------------------------------------------------------------------------------------------------------------

For Deferred Compensation: ____________________________________
For other Lines of Business (choose one):  [_] Employer   [_] Trustee   [_] Other: ________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
 3. TYPE OF PLAN (Choose one)
------------------------------------------------------------------------------------------------------------------------------------

 [_] 403(b) Voluntary Deferred Annuity  [_] 401(a) or 403(a) Employer Retirement Plan  [_] Deferred Compensation Plan (choose one):
 [_] 403(b) State Optional Retirement   [_] 401(a) or 403(a) Self-Employed Retirement      [_] 457(b) Public Employer
      Plan                                   Plan
 [_] 403(b) Employer Retirement Plan    [_] 401(k) Cash or Deferred Arrangement            [_] 457(b) Private Non-Profit
     If selecting a 403(b) or 401(k) plan, choose Employee Contribution sources:       [_] Other Deferred Compensation Plan: _______
     [_] Pre-Tax [_] ROTH After-Tax [_] Both
 [_] Other Plan Type: ___________________________________________ Name of Plan: ___________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
 4. TYPE OF ORGANIZATION (Choose one)
------------------------------------------------------------------------------------------------------------------------------------

 [_] PS    - Public Educational Institution     [_] NP   - Non-Profit Organization (choose one, required):
 [_] PFP   - Private For-Profit Organization               [_] 501(c)(3) - Attach IRS determination letter       [_] Other
 [_] SLGOV - State or Local Government          [_] SELF - Self-Employed Individual Nature of Business:

------------------------------------------------------------------------------------------------------------------------------------
 5. INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

 Fixed Account Plus and Short-Term Fixed Account are automatically included; all of the other investment options may be selected by the group contract owner and must include a Money Market Fund.

 Investment options are listed on the Information pages and are available for any specific plan type as noted below.

 [_] 401(a), 403(a), 401(k), 403(b) annuities and 457(b) eligible deferred compensation plans.
 [_] NQDAs (non-qualified deferred annuities) under IRC Section 72, ineligible deferred compensation 457(f) plans and for-profit top-hat plans.

------------------------------------------------------------------------------------------------------------------------------------
 6. STATEMENTS AND AGREEMENTS
------------------------------------------------------------------------------------------------------------------------------------

 A current prospectus for the Company's Separate Account with Privacy Notice for the contract was provided with this application. The prospectus for the Separate Account provides sales expenses and other data. It is understood that annuity payments (and termination values, if any) provided by the contract applied for are variable and not guaranteed as to dollar amount when based on the investment experience of the Company's Separate Account.
 [Funds allocated to any Multi-Year Enhanced Fixed Option may be subject to a market value adjustment if funds are withdrawn prior to the end of the applicable term. The adjustment may increase or decrease the account values.]
 It is understood and agreed that the investment options under the contract will be limited to those options selected except as otherwise modified by agreement between the Company and the Applicant, and will be subject to any other limitations described in the contract. I hereby acknowledge that I have read and understand the Information pages.

------------------------------------------------------------------------------------------------------------------------------------
 7. REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------

 Is this a replacement of an existing group contract? [_] No [_] Yes If yes, complete the following:

 Contract Owner: ________________________________________________ Provider Name: __________________________________________________

 Policy Number(s): ______________________________________________

------------------------------------------------------------------------------------------------------------------------------------
 8. REQUIRED SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------

 _______________________________________________________ ___________________ Dated at: ____________________________________________
 Applicant Signature                                     Date                          (City, State)

 _______________________________________________________ ___________________
 Applicant Title                                         Employer Client #   Representative: I [_] do [_] do not have reason to
                                                                                             believe this is a replacement contract

 _______________________________________________________ ___________________
 Licensed Agent/Registered Representative Signature      Date

 _______________________________________________________   _________________    _________________________________  ________________
 Licensed Agent/Registered Representative (Print Name)     State License #      Principal's Signature              Date

        Valic is the marketing name for the group of companies comprising
       Valic Financial Advisors, Inc.; Valic Retirement Services Company;
     and The Variable Annuity Life Insurance Company (Valic); each of which is a member company of American International Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

VL 17971-NY VER 10/2005                                              Page 1 of 1

Information

CONTRIBUTION PROCESSING STANDARDS

In order to facilitate efficient processing of contributions, processing instructions should be provided before or concurrent with the employer contribution remittance. The instructions and remittance should be in balance. We require that contribution processing instructions be provided in one of several approved electronic formats.

RECEIPT OF CONTRIBUTIONS PRIOR TO RECEIVING A PARTICIPANT APPLICATION

We make every attempt to get complete information for all participants that direct contributions to us. If we receive contributions for a participant before we receive the participant's application or enrollment form, we will establish an account if you, as the plan sponsor, confirm that the remittance is valid and agree to provide minimum information (participant's full name, SSN, date of birth, current address, and marital status) as needed. The contributions will remain in the plan and will be invested in the Money
Market fund or as directed by the employer, pending alternative directions from the participant.

INVESTMENT OPTIONS

..-    01 Fixed Account Plus
..-    02 Short-Term Fixed Account
..-    [Multi-Year Enhanced Fixed Option: A minimum of $25,000 is required for
 -    each term. All terms may not be available at all times. This option is not
 -    available in New York, Pennsylvania, or Texas. In New Jersey, this option
 -    is called Multi-Year Enhanced Option.
..-    96 3 Year Term Multi-Year Fixed Option
..-    97 5 Year Term Multi-Year Fixed Option
..-    98 7 Year Term Multi-Year Fixed Option
..-    99 10 Year Term Multi-Year Fixed Option (not available in Oregon)
..-    48 Aggressive Growth Lifestyle Fund
 -    80 AIG SunAmerica 2010 High Watermark Fund
 -    81 AIG SunAmerica 2015 High Watermark Fund
 -    82 AIG SunAmerica 2020 High Watermark Fund
 -    83 AIG SunAmerica 2025 High Watermark Fund
 -    84 AIG SunAmerica 2030 High Watermark Fund
 -    85 AIG SunAmerica 2035 High Watermark Fund
 -    XX AIG SunAmerica Long Horizon Fund
 -    XX AIG SunAmerica Short Horizon Income Fund
 -    69 Ariel Appreciation Fund (not available for 457 plans)
 -    68 Ariel Fund (not available for 457 plans)
..-    XX Commodities Fund
..-    XX Global Asset Allocation Fund
..-    XX Real Estate Fund
..-    XX Total Market Index Fund
..-    05 Asset Allocation Fund
..-    72 Blue Chip Growth Fund (T. Rowe Price)
..-    A1 Broad Cap Value Fund (Barrow Hanley)
..-    39 Capital Appreciation Fund (Credit Suisse)
..-    07 Capital Conservation Fund
..-    50 Conservative Growth Lifestyle Fund
..-    58 Core Bond Fund
..-    15 Core Equity Fund (Wellington/WAMU)
..-    21 Core Value Fund (American Century)
..-    B2 Foreign Value Fund (Franklin Templeton)
..-    A9 Global Equity Fund (Putnam)
..-    B1 Global Strategy Fund (Franklin Templeton)
..-    08 Government Securities Fund
..-    16 Growth & Income Fund (AIG SunAmerica)
..-    73 Health Sciences Fund (T. Rowe Price)
..-    60 High Yield Bond Fund
..-    77 Inflation Protected Fund
..-    11 International Equities Fund
..-    13 International Government Bond Fund
..-    20 International Growth I Fund (American Century/AIM/MFS)
..-    33 International Small Cap Equity Fund
..-    A2 Large Cap Core Fund (Evergreen)
..-    A4 Large Capital Growth Fund (AIM/AIG SunAmerica)
..-    40 Large Cap Value Fund (State Street Global Advisors/American Century)
..-    21 Core Value Fund (American Century)
 -    70 Lou Holland Growth Fund
..-    37 Mid Cap Growth Fund (AIM Capital Mgt.)
..-    04 Mid Cap Index Fund
..-    A5 Mid Cap Strategic Growth Fund (Brazos/Morgan Stanley)
..-    38 Mid Cap Value Fund (Wellington/US Bancorp)
..-    49 Moderate Growth Lifestyle Fund
..-    06 Money Market I Fund
..-    44 Money Market II Fund
..-    46 Nasdaq-100(R) Index Fund
..-    17 Science & Technology Fund (T. Rowe Price/RCM)
..-    A8 Small Cap Aggressive Growth (Credit Suisse)
..-    18 Small Cap Fund (American Century/Franklin Portfolio/T. Rowe Price)
..-    35 Small Cap Growth Fund (Franklin)
..-    14 Small Cap Index Fund
..-    A6 Small Cap Special Values Fund (Evergreen/Putnam)
..-    A7 Small Cap Strategic Growth Fund (Evergreen)
..-    36 Small Cap Value Fund (JP Morgan)
..-    12 Social Awareness Fund
..-    41 Socially Responsible Fund
..-    10 Stock Index Fund
..-    59 Strategic Bond Fund
..-    A3 Valic Ultra Fund (American Century)
..-    74 Value Fund (Oppenheimer)
 -    54 Vanguard LifeStrategy Conservative Growth Fund
 -    52 Vanguard LifeStrategy Growth Fund
 -    53 Vanguard LifeStrategy Moderate Growth Fund
 -    22 Vanguard Long-Term Investment-Grade Fund
 -    23 Vanguard Long-Term Treasury Fund
 -    25 Vanguard Wellington Fund
 -    24 Vanguard Windsor II Fund]

-    These are the investment options available in qualified plans.
..    These are the only investment options available in non-qualified plans.

For more complete information about any of the investment options listed above, including fees, charges and expenses, visit www.aigvalic.com or call [1-800-428-2542] (press 1, then 3) to request a prospectus.

Please send completed forms to:

Valic Document Control
P.O. Box 15648
Amarillo, TX 79105-5648

Call [1-800-448-2542] for assistance.

VL 17971-NY VER 10/2005